                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 8, 2003

                        UGOMEDIA INTERACTIVE CORPORATION
                   ------------------------------------------
               (Exact name of Registrant as specified in charter)

     evada                     000-31160                    88-0470239
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   (State of             (Commission File Number)           (IRS Employer
 Incorporation)             Identification                       No.)

         10011-123 St. NW, Suite 2303 Edmonton, Alberta, Canada T5N 1M9
          -------------------------------------------------------------
                (Address of Principal Executive Offices Zip Code

       Registrant's telephone number, including area code: (519) 541-1564

                                       N/A
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                 Former Address:

            3400 West Desert Inn Road, Suite 13, Las Vegas, NV 89102

Item 2. Acquisition or Disposition of Assets.

Common Stock Purchase Agreement with respect to the acquisition by UgoMedia
Interactive Corporation, a Nevada corporation ["Buyer"], of all of the issued and outstanding common stock of Sciax Technology, Inc., a Canadian corporation
["Seller"] through 4137639 Canada Inc., a Canadian corporation which is a wholly-owned subsidiary of Buyer ("Sub") was executed as of January 8, 2003.

The Agreement provides:

2.1   Purchase and Sale. Subject to all the terms and conditions of this
Agreement, at the Closing, the Seller agrees to receive from the Buyer and Sub, and Buyer and Sub agree to issue to the shareholders of the Seller (a
"Shareholder") 4,775,000 Shares of Voting Preferred Stock of the Buyer
("Preferred Shares") and 19,100,000 Exchangeable Shares of Sub ("Exchangeable
Shares") (collectively the "Share Consideration") in exchange for the transfer of 21,100,000 shares of the Common Stock of the Seller ("Seller's Shares") to
the Buyer plus the additional consideration set forth below. Each Seller's Share that is issued and outstanding immediately before the Closing, other than shares with respect to which the right to dissent has been exercised, shall entitle the holder thereof to receive 0.226303317 (calculated as 21,100,00 divided into
4,775,000) Preferred Shares and 0.90521327 (calculated as 21,100,00 divided into
19,100,000) Exchangeable Share.

2.2   Other Consideration. Subject to all the terms and conditions of this
Agreement, the Seller agrees to pay to the Buyer the following additional consideration:

         (a)      US$100,000 cash ("Cash Consideration"), which may be used to satisfy debts and obligations of the Buyer. The Buyer
                  acknowledges that a portion of the Cash Consideration in the amount of US$25,000 has been paid by Seller prior to the date of this Agreement and the remaining non-refundable US$75,000 shall be paid by Seller on the date of execution of this
                  Agreement in funds immediately available by wire transfer to an account or accounts designated by Buyer in writing.

         (b)      Two (2) promissory notes issued on Closing from the Seller in favour of the Buyer in the aggregate amount of US$350,000
                  ("Loan Consideration") which may be used to satisfy debts and obligations of Buyer. The Seller shall execute two (2)
                  promissory notes, each in the amount of US$175,000 (the
                  "Notes"), bearing interest at the rate of 6% simple interest per annum. The Notes shall be repaid on the first anniversary of the Closing Date, subject to prepayment in whole or in part at any time without premium or penalty.  In addition to
                  standard language, the Note shall have the following terms and conditions:

                  [i]  The Notes may assigned and used to pay debts or other obligations of Buyer, and thereafter any payments due on
                  the Notes shall be paid directly to such assignee[s].

                  [ii]  Holders of the Notes shall have the option at any time prior to the due date so long as there is no default to
                  convert all unpaid principal and accrued interest into common shares of stock of Buyer ("Buyer Common Stock") at the rate of
                  US$.20 per share.  This option may be exercised in whole or in part at any time prior to repayment of the Notes. If there is a default in the Notes, then Holders of the Notes shall have the option at any time the Notes are in default to convert all unpaid principal and accrued interest into shares of stock of
                  Buyer at the lower of (i) $.020 per share; and (ii) the
                  average trading price of the Buyer Common Stock for the twenty
                  (20) day period immediately prior to the date of the option exercise notice from the Holders.  This option may be
                  exercised in whole or in part at any time the Notes are in default. Further, to the extent any shares are acquired under this option, the owners of these shares if the option is
                  exercised collectively shall have a one time right to require that Buyer register the shares for resale within 90 days of such request on a registration statement filed with the
                  Securities Exchange Commission ("SEC") and kept effective
                  until all such shares are resold, all at Buyer's expense.

2.3    Closing. The parties shall hold the Closing on the earlier of : (i) March
31, 2003 or (ii) no later than the fifth business day (or such other date as the parties hereto may agree) following the business day on which the last of the conditions set forth in Articles VII and VIII hereof is fulfilled or waived (the
"Closing Date"), at 11:00 A.M., local time, at the offices of Buyer, or at such other time and place as the parties may agree upon.

2.4    Name Change. Immediately following the Closing, Buyer shall change its name to SCIAX Corporation (the "Name Change"). Buyer undertakes to obtain the necessary shareholder consent for Closing. The Schedule 14C shall be filed with the SEC following Closing.

2.5    Employment Agreements. Seller and Buyer have agreed that, as a condition of Closing, Buyer shall enter into employment agreements with each of Nitin
Amersey and Richard Griffiths pursuant to which, among other things, each will be issued 1,000,000 shares of Buyer Common Stock (the "Employment Shares"). It is agreed as a condition to this transaction that the employment agreements contain the following terms:

         (a)      with respect to Nitin Amersey, no more than 250,000 shares each shall be issued under a registration statement filed on
                  Form S-8 following the closing of this transaction. The
                  remaining 750,000 Employment Shares shall be restricted and shall bear a restrictive legend stating they must only be
                  resold under a registration statement or under a Rule 144
                  exemption; and

         (b)      with respect to Richard Griffiths, no more than 500,000 shares each shall be issued under a registration statement filed on
                  Form S-8 following the closing of this transaction. The
                  remaining 500,000 Employment Shares shall be restricted and shall bear a restrictive legend stating they must only be
                  resold under a registration statement or under a Rule 144
                  exemption.

The owners of Employment Shares not registered by Form S-8, if the option is exercised collectively, shall have a one time right to require that Buyer register the shares for resale within 90 days of such request on a registration statement filed with the SEC and kept effective until all such shares are resold, all at Buyer's expense. Buyer represents and warrants that the registered Employment Shares shall be freely trading stock upon the filing of a registration statement filed on Form S-8, which it covenants to deliver at
Closing for registration with the SEC. Buyer agrees to obtain any necessary approvals from the SEC or other securities regulatory body for such registration, to take effect only upon the execution of such employment agreements effective as of Closing.

2.6    Preferred Shares. The Preferred Shares shall have only one right or preference: Each share shall be entitled to 4 votes upon any matter that the shareholders of Buyer have the right to vote.

2.7    Exchangeable Share Documentation.

         (a)      It is intended by the parties hereto that the Exchangeable
                  Shares will be generally received by resident Canadian
                  Shareholders without recognition of any gain or loss pursuant to the Income Tax Act (Canada) (the "Canadian Tax Act");
                  provided however that Buyer makes no representation or
                  warranty to this regard and assumes no liability for such tax planning initiatives by the Seller or the Shareholders.

         (b)      Prior to the Closing, Sub shall reorganize the capital of the
                  Sub by filing articles of amendment (the "Reorganization")
                  under the CBCA to create an additional class of shares as
                  Exchangeable Shares, having the rights and preferences
                  specified in Schedule 2.7 and any other standard rights
                  normally set forth in exchangeable share transactions, as
                  reasonably determined by the Seller.

         (c)      The parties will also enter into a support agreement, exchange trust agreement and any other documentation standard to
                  exchangeable share transactions.

         (d)      Buyer and Sub acknowledge that the exchangeable share
                  documentation is necessary for tax reasons for the
                  Shareholders and agree to accept the terms of such documents, provided such are reasonable and have no or minimal impact on the Buyer and Sub or their shareholders and do not in any way adversely affect the ability of Buyer or Sub to close this
                  Agreement.

         (e)      The parties acknowledge that the Exchangeable Share
                  arrangement has not been fully reviewed by SCIAX's tax
                  advisors. In the SCIAX's tax advisors determine that the
                  payment of consideration for sale of Seller's Shares requires or recommends amendment or restructuring, the parties agree to make such amendments to this Agreement and take such further steps as are required to effect such change.

2.8    OSC Order. If necessary, Buyer shall, within thirty (30) days of the
Closing Date, use its best efforts to cause its legal counsel to apply to the
OSC for a ruling pursuant to subsection 74(1) of the Securities Act (Ontario) to permit the distribution of the Share Consideration to holders of Exchangeable
Shares outside Ontario without a prospectus being filed under the Securities Act
(Ontario), and Buyer shall use its best efforts to obtain such ruling within ninety (90) days after such application is made. In the event that despite
Buyer's best efforts as aforesaid, a ruling pursuant to subsection 74(1) of the
Securities Act (Ontario) to permit the distribution of the Share Consideration to holders of Exchangeable Shares without a prospectus is not obtained on or before July 31, 2003, the parties hereto acknowledge and agree that the trust pursuant to the exchange trust agreement described above shall be terminated and common shares of the Buyer shall thereupon be transferred to the Shareholders in exchange for the surrender to the Sub for cancellation of all Exchangeable
Shares and Preferred Shares, all as will be set forth in the exchange trust agreement.

2.9    Pre-Closing Actions. The parties acknowledge that this Agreement is being executed prior to the negotiation and discussion of all matters relating to such exchangeable share transaction and prior to the negotiation and discussion of the schedules to this Agreement and documents to be delivered thereto. As well, all of the representations and warranties may not be complete or true as of the date of signing of the Agreement. The parties agree to work together in good faith in finalizing the documentation and resolving such issues prior to
Closing, which may involve an amendment to this Agreement to reflect such issues. All schedules and material documentation must be presented to the other party for review as soon as possible following execution of this Agreement. In the event the parties have used all reasonable efforts and are unable to negotiate in good faith and finalize this transaction by March 31, 2003 (or such other date as the parties may agree), this Agreement shall terminate without liability to the other parties.

2.10   Amalgamation. Immediately following the Closing, Seller and Sub undertake to amalgamate pursuant to the provisions of Section 181 of the Canada Business
Corporations Act ("CBCA") and continue as the amalgamated corporation (the
"Amalgamated Corporation"). The Seller and Sub shall jointly file articles of amalgamation with the Director under the CBCA, which terms shall be agreed by the parties and which shall maintain the conditions and terms of the
Exchangeable Shares. The parties hereto shall also determine the terms of the post-amalgamation organization of the Amalgamated Corporation, including those terms relating to the original directors, officers and bylaws.

2.11   No Reverse Split. Subsequent to the Closing Date and for a period of 18 months thereafter, Buyer shall not undertake a reverse split or similar action with respect to its stock.

2.12   Responsibilities and Obligations. Seller and Buyer shall be responsible to effect and pay for those actions set forth in Schedule 2.12 applicable to each.

2.13   Intellectual Property Agreements. The parties agree to discuss and determine appropriate documentation to be delivered at Closing allowing the intellectual property of the Seller and/or Ken Smart to be returned to the Ken
Smart in the event of the bankruptcy or insolvency of the Buyer following the
Closing, provided the parties hereto are not adversely affected.

The text of the final agreement will be filed at Closing.

                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               UGOMEDIA INTERACTIVE CORPORATION
                                               --------------------------------
                                                        (Registrant)

                                                By: /s/ Aldo Rotondi
                                                   ----------------------------
                                                        Aldo Rotondi, President

In accordance with the requirements of the Securities Act of 1933, this
Registration Statement was signed by the following persons in the capacities and on the dates stated:

     Signature                Title                  Date
     ---------               -------                ------

/s/ Aldo Rotondi             President           January 11, 2003
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    Aldo Rotondi